EXHIBIT 10.2
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                     FIRST AMENDMENT TO DEFINITIVE AGREEMENT


                   This Amendment ("First Amendment") of the Definitive Agreement ("Definitive Agreement") dated the 3rd day of January, 2006, is made this 22nd day of March, 2006 by and among TRANS ENERGY, INC., a Nevada corporation, with its principal place of business at 210 Second Street, St.
Marys, West Virginia 26170 ("Seller"); PRIMA OIL COMPANY, INC., a Delaware corporation, with their principal place of business at 210 Second Street, St. Marys, West Virginia 26170 (the "Credit Facilitator"); CLARENCE E. SMITH and REBECCA L. SMITH, of P. O. Box 432, St. Marys, West Virginia 26170 ("Purchasers"); ARVILLA OILFIELD SERVICES, LLC, a West Virginia limited liability company ("AOS"); and ARVILLA PIPELINE CONSTRUCTION CO., INC., a West Virginia corporation whose stock is wholly owned by Purchasers ("APC").

                              W I T N E S S E T H:

                  WHEREAS, the parties hereto entered into the Definitive Agreement intending to close the transactions described therein no later than January 31, 2006;

                  WHEREAS, the closing of the transactions described in the Definitive Agreement was made expressly subject to certain conditions precedent, including without limitation, the consent described in Section 4.5 of the Definitive Agreement of Huntington National Bank to such closing (the "Bank Consent"), and the receipt of a fairness opinion as described in Section 4.7 of the Definitive Agreement to the effect that said transactions are fair to the Seller and its stockholders (the "Fairness Opinion");

                  WHEREAS, due to factors beyond the control of the parties it has become apparent that it is not possible to obtain the Fairness Opinion under the terms set forth in the Definitive Agreement; and

                  WHEREAS, the parties have agreed upon certain amendments to the terms and provisions of the Definitive Agreement designed to obtain an unqualified Fairness Opinion.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, together with other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                             Article 1. Amendments

                   1.1 Section 1.4.1 or the Definitive Agreement is amended to read as follows:

                           "Seller, together with any of its subsidiary corporations or affiliated entities ("Seller's
                           Affiliated Entities"), shall execute a promissory note ("AOS Promissory Note") in favor of AOS in the principal amount of One Hundred Seventy-six Thousand Two Hundred Thirty-nine Dollars and 58/100 Cents ($176,239.58), bearing interest from January 1, 2006 at an annual stated rate of interest equal to Wall Street Journal plus one percent (1%), adjusted

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                           monthly  on the  twenty-eighth  (28th)  day  of  each
                           calendar month; said AOS Promissory Note shall be payable in full, without notice and demand, on or before April 30, 2006."

                   1.2 Section 1.4.2 of the Definitive Agreement is amended to read as follows:

                           "Seller, together with any of its subsidiary corporations or affiliated entities ("Seller's
                           Affiliated Entities"), shall execute a promissory note ("APC Promissory Note") in favor of APC in the principal amount of One Hundred Fifteen Thousand Dollars and No Cents ($115,000.00), bearing interest from January 1, 2006 at an annual stated rate of interest equal to Wall Street Journal plus one percent (1%), adjusted monthly on the twenty-eighth
                           (28th) day of each calendar month; said APC Promissory Note shall be payable in full, without notice and demand, on or before April 30, 2006."

                   1.3     A  new  section  1.6  is  added  to  the   Definitive
                           Agreement to read as follows:

                           "1.6 Release of Lien on Lyons Lease. Upon payment in full of the obligations described in Sections 1.4.1 and 1.4.2, and upon release of Purchasers from any and all liability and the obligation pursuant to outstanding debt secured by the Five Wells,
                           Purchasers shall provide Seller and Seller's Affiliated Entities with a complete release of the Lyons Leasehold Deed of Trust."

                   1.4     A  new  section  1.7  is  added  to  the   Definitive
                           Agreement to read as follows:

                           "1.7 Value of Reacquired Shares. For all purposes under the Definitive Agreement, as amended, including without limitation, the Fairness Opinion, the value of the Reacquired Shares is Eighty-five cents ($0.85) per share."

                   1.5     A  new  section  1.8  is  added  to  the   Definitive
                           Agreement to read as follows:

                           "1.8 Limit on Rate of Sale of the Balance of Purchasers' Shares. During each calendar quarter on or after March 22, 2006, Purchasers shall not sell an amount of the Purchasers' Shares which is more than the greater of: (i) 50,000 shares, adjusted for stock splits or stock dividends; or (ii) one percent (1.0%) of the shares of Seller outstanding on the date of any such sale; provided, however, as between Clarence
                           E. Smith and Rebecca L. Smith, Clarence E. Smith shall not sell any of Purchasers' Shares without first giving Rebecca L. Smith three (3) days actual notice in writing."

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


                   1.6 Section 1.3.2 of the Definitive Agreement is amended to read as follows:

                           "1.3.2 Trans Energy shall immediately upon Escrow Closing assume primary responsibility for all outstanding debt secured by the Five Wells and shall diligently pursue obtaining release of Purchasers from all such debt."

                   1.7     Sections 1.4.5 and 1.4.6 are deleted.

                           Article 2. Other Matters

                   2.1 Definitions. All capitalized terms shall have the meanings set forth in the Definitive Agreement, unless otherwise specifically provided in this First Amendment.

                   2.2     Effectiveness  of  Definitive  Agreement.  Except  as
 otherwise  specifically  amended  by  this  First  Amendment,   the  Definitive
 Agreement shall remain in full force and effect.

                   IN WITNESS  WHEREOF, the  parties  have  executed  this First
Amendment:

                                         PURCHASERS:

                                         /s/ Clarence E. Smith
                                         ---------------------------------------
                                         (Clarence E. Smith)

                                         /s/ Rebecca L. Smith
                                         ---------------------------------------
                                         (Rebecca L. Smith)


                                         SELLER:

                                         Trans Energy, Inc.


Attest: /s/ William F. Woodburn         By:  /s/ James K. Abcouwer
        ----------------------------         -----------------------------------
         Its:     Secretary                  Its:     President


                                                 CREDIT FACILITATOR:

                                        Prima Oil Company, Inc.


Attest: /s/ William F. Woodburn         By:  /s/ Loren Bagley
        ----------------------------         -----------------------------------
         Its:     Secretary                  Its:     President



                                      -3-
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                                        APC:

                                        Arvilla Pipeline Construction Co., Inc.


Attest: /s/ Margaret Wilson             By:  /s/ Clarence Smith
        ----------------------------         -----------------------------------
         Its:     Secretary                  Its:     President

                                        AOS:

                                        By:  Arvilla, Inc.,
                                             its sole corporate member



Attest: /s/ Rebecca Smith               By:  /s/ Clarence Smith
        ----------------------------         -----------------------------------
         Its:     Secretary                  Its:     President


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